EXHIBIT 10.26

EXECUTION

COLLATERAL ASSIGNMENT OF LEASES

THIS COLLATERAL ASSIGNMENT OF LEASES (the “Assignment”) made this 19th day of November 2013, by THE MINT LEASING, INC., a Texas corporation with a principal place of business at 323 N. Loop West, Houston, TX 77008 (“Assignor”), to MNH MANAGEMENT LLC, a Delaware limited liability company with offices at 7 West 51st Street, New York, NY 10019 (together with its successors and assigns, the “Assignee”).
RECITALS:

WHEREAS, Assignor has requested that Assignee make a term loan to Assignor pursuant to that certain Amended and Restated Loan and Security Agreement of even date herewith (the “Loan Agreement”) among The Mint Leasing, Inc., a Nevada corporation, The Mint Leasing South, Inc., a Texas corporation and Assignor, jointly and severally, as borrower, and Assignee as lender, and Assignee has agreed to make such loans subject to the terms and conditions thereof; capitalized terms used in this Assignment without definition have the respective meanings ascribed to such terms in the Loan Agreement; and

WHEREAS, it is a condition precedent to Assignee’s agreement to establish a credit facility for Assignee under the Loan Agreement that, as part of the Collateral set forth in the Loan Agreement, Assignor collaterally assign, pledge, grant a lien and security interest in, and assign to Assignee, as collateral security, all of Assignee’s right, title and interest in and to the Collateral Assignment Assets (defined below).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.           As security for full payment and performance of all Obligations of Assignee under the Loan Agreement and the other Loan Documents, and in consideration of and in order to induce Assignee to enter into the Loan Agreement and make the Loan to Assignee, Assignor does hereby pledge, grant a lien and security interest in, and collaterally assign, transfer, convey and set over to Assignee, all of Assignor’s right, title and interest in, to and under the following (collectively, the “Collateral Assignment Assets”):

(a) Each of the leases and related documents, instruments and agreements listed on Exhibit A attached hereto, together with all other  leases entered into by Assignor (such agreements as amended and in effect from time to time, the “Collateral Assignment Agreements”);

(b) All causes of action, claims, rights and interests of the Assignor arising under or related to the Collateral Assignment Agreements; and

(c) All revenues, profits, Proceeds and rights and proceeds under insurance policies of the Assignor or otherwise arising from or related to any or all of the foregoing.

2.           This Assignment is made as collateral and security for the Obligations, and it is supplemental to the provisions of the Loan Agreement and the other documents executed in favor of Lender in connection with the Loan Agreement.

3.           Assignor represents, warrants and covenants that (a) Assignor shall not sell, assign, dispose, pledge, grant a lien or security interest on, or otherwise encumber any of the Collateral Assignment Assets, except for the Lien of the Assignee under the Loan Agreement; (b) Assignor has full power and authority to enter into and perform its obligations under this Assignment and full right to grant the security interest granted herein and to collaterally assign, transfer, convey and set over to Assignee the rights and interests in and to the Collateral Assignment Assets; (c) Exhibit A sets forth an accurate, true and complete list of all Collateral Assignment Agreements, originals of which have been delivered to Lender (and Assignor shall promptly update Exhibit A in the event it enters into other such agreements during the Term and deliver originals of such other agreements to Lender), and there are no unpaid lease payments or other payments payable by or due to Assignor or any of its Affiliates under any agreement set forth on Exhibit A as of the date hereof;  (d) each agreement set forth on Exhibit A hereto is legal, valid, binding, enforceable, and in full force and effect, and no party to any such agreement is in breach thereof; (e) this Assignment is valid, subsisting and in full force and effect, enforceable in accordance with its terms; (f) Assignor shall perform all obligations required to be performed by Assignor under the Collateral Assignment Agreements and (g) Assignor has made no previous assignment or pledge of any or all of its rights or interests in, to or under the Collateral Assignment Assets. The Collateral Assignment Assets are further subject in all respect to the representations, warranties and covenants of Assignor as the “Borrower” with respect to Collateral in the Loan Agreement.

4.           Upon the occurrence and during the continuance of any Event of Default under the Loan Agreement, Assignee shall have the right and option, in its sole discretion, (in addition to any other rights and remedies under the Loan Documents or applicable law) to use, receive and exercise any or all of the rights, benefits and privileges under the Collateral Assignment Agreements. Neither this Assignment nor any action or inaction on the part of Assignee shall constitute an assumption by Assignee of any of the obligations of Assignor under the Collateral Assignment Agreements, and Assignor shall remain, at all times, solely liable to perform its duties and obligations thereunder.

5.           Assignor hereby constitutes and appoints Assignee as its true and lawful attorney-in-fact, empowered to act in Assignor’s name or in Assignee’s name or otherwise, in order to exercise and enforce all of Assignor’s rights and remedies under the Collateral Assignment Agreements following the occurrence and during the continuance of any Event of Default under the Loan Agreement. This power of attorney, being coupled with an interest, is irrevocable for so long as an Event of Default is uncured or unwaived.

6.           Assignor shall, and shall ensure that its Affiliates, execute and deliver such other documents, certificates, agreements and other writings (including any financing statement filings requested by Assignee) and to take any such other actions as may be reasonably necessary or appropriate to carry out and effectuate all of the provisions of this Assignment and to consummate the transactions contemplated hereby.

 7.           This Assignment and the agreements and undertakings of Assignor hereunder shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Assignee and its successors, nominees and assignees. Assignee may assign any or all of its rights or obligations hereunder together with any or all of the security therefor to any Person and any such assignee shall succeed to all of Assignee’s rights with respect thereto.

           8.           THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE ASSIGNOR HEREBY EXPRESSLY ELECTS TO APPLY TO THIS ASSIGNMENT, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER.  ASSIGNOR AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS ASSIGNMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS ASSIGNMENT.

9.           ASSIGNOR HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN ASSIGNOR, ASSIGNEE OR ASSIGNEE’S SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT.  IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN ASSIGNOR AND ASSIGNEE.  ASSIGNOR WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY ASSIGNEE WITH RESPECT TO THIS ASSIGNMENT OR ANY MATTER ARISING THEREFROM OR RELATING HERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

10.           ASSIGNOR HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, NEW YORK COUNTY WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS ASSIGNMENT OR ANY MATTER ARISING HEREFROM OR RELATING HERETO, AND (b) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT HERETO.  IN ANY SUCH ACTION OR PROCEEDING, ASSIGNOR WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO ASSIGNOR AT ITS OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH ASSIGNEE HAS RECEIVED NOTICE AS PROVIDED IN THIS ASSIGNMENT.  NOTWITHSTANDING THE FOREGOING, ASSIGNOR CONSENTS TO THE COMMENCEMENT BY ASSIGNEE OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE ITS RIGHTS IN AND TO THE COLLATERAL AND ASSIGNOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

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IN WITNESS WHEREOF, Assignor has executed this Collateral Assignment of Leases on the date set forth below, to be effective on the date first written above.

THE MINT LEASING, INC., a Texas corporation
By: /s/ Jerry Parish__________________________
Name: Jerry Parish
Title: President

ACCEPTED AND AGREED:

MNH MANAGEMENT LLC

By: MORIAH CAPITAL PARTNERS, LLC, its Managing Member

By: /s/ A. Speaker________________
Name: A. Speaker
Title: Managing Member

[SIGNATURE PAGE – COLLATERAL ASSIGNMENT OF LEASES]

EXHIBIT A

[MOTOR VEHICLE LEASES – SUPPLIED SEPARATELY]